UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021 (August 17, 2021)

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive

Plano, TX 75024

(Address of Principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	RETA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

Amendments to License Agreements

As of August 17, 2021, Reata Pharmaceuticals, Inc. (the “Company”) entered into (i) Amendment No. 2 to the Exclusive Patent License Agreement, dated as of July 15, 2004, as amended by the Amendment effective as of April 11, 2007, and as further amended by the Amendment No. 1 (“2004 Amendment No. 1”) to the 2004 License Agreement dated as of July 9, 2012 (as so amended, the “2004 License Agreement”), by and among the Board of Regents of The University of Texas System (the “System”), an agency of the State of Texas M.D. Anderson Cancer Center (“UTMDACC”), a component institution of the System, the Trustees of Dartmouth College (“Dartmouth”), a non-profit educational and research institution existing under the laws of the State of New Hampshire (UTMDACC and Dartmouth being collectively referred to as “Licensors”), and the Company (“2004 Amendment No. 2”) and (ii) Amendment No. 2 to the Reata Pharmaceuticals, Inc. – Dartmouth Exclusive License Agreement, effective December 16, 2009, as amended by the Amendment No. 1 to 2009 License Agreement dated as of July 9, 2012 (as so amended, the “2009 License Agreement”), by and between Dartmouth and the Company (“2009 Amendment No. 2”).

Pursuant to 2004 Amendment No. 2, the 2004 License Agreement was amended to, among other things, (i) reflect and facilitate an internal restructuring by the Company of certain of its intellectual property rights, (ii) amend the definition of Net Sales, (iii) facilitate the potential monetization by Dartmouth of its rights to royalties under the 2004 License Agreement, (iv) clarify the applicability of certain running royalty payment obligations with respect to certain compounds, and (v) specify the dispute resolution procedure regarding a dispute between the Company and Licensors as to whether the Company is obligated under 2004 Amendment No. 1 to pay Licensors a low single-digit royalty on sales of products containing bardoxolone methyl.

Pursuant to 2009 Amendment No. 2, the 2009 License Agreement was amended to, among other things, (i) reflect and facilitate an internal restructuring by the Company of certain of its intellectual property rights, (ii) amend the definition of Net Sales, (iii) facilitate the potential monetization by Dartmouth of its rights to royalties under the 2009 License Agreement, (iv) clarify that there is no minimum royalty provision, and (v) add provisions regarding the defense of certain patent rights.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reata Pharmaceuticals, Inc.

Date: August 20, 2021	By:	/s/ Michael D. Wortley
Michael D. Wortley
Chief Legal Officer and Executive Vice President